Other income (expense)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Other income (expense)	Other income (expense)

For the year ended December 31	Note		2025	2024
Net early debt redemption gains		26	249	—
Interest income			79	123
Equity income (losses) from investments in associates and joint ventures	17,	21
Loss on investment			—	(247)
Operations			8	10
Losses on retirements and disposals of property, plant and equipment and intangible assets			(26)	(38)
Net mark-to-market losses on derivatives used to economically hedge equity settled share-based compensation plans		30	(9)	(269)
Other			(14)	59
Total other income (expense)			287	(362)
Equity income (losses) from investments in associates and joint ventures
We recorded a loss on investment of $247 million in 2024, related to equity losses on our share of an obligation to repurchase at fair value the minority interest in MLSE. See Note 17, Assets and liabilities held for sale, for additional details.